Exhibit 99.3
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the year ended December 31, 2004
The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2004 combines the historical results of operations of the Company, the historical operating results of the Company’s operating companies (consolidated businesses) prior to their respective dates of acquisition, and the historical results of General Aviation Holdings, LLC (“GAH”) and Eagle Aviation Resources, Ltd. (“LVE”) for the year ended December 31, 2004. In addition, the pro forma statement of operations includes the operating results of our investments, which have been included as pro forma adjustments.
MACQUARIE INFRASTRUCTURE COMPANY TRUST
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(in 000’s except per share data)

	(Note 1)	(Note 2)	(Note 3)	(Note 4)	(Note 5)
	MIC	Operating Companies	GAH	LVE
	April 13	January 1	January 1	January 1
	through	through	through	through			Pro forma
	December 31,	Acquisition	December 31,	December 31,	Pro forma		Combined
	2004	Date (2004)	2004	2004	Adjustments		Company
Statement of Operations Data:
Revenue:
Fuel revenue	$1,681	$98,681	$19,354	$25,819	$(3,026	) A	$142,509
Service revenue	3,257	123,861	5,068	3,911	2,219	B	138,316
Lease income	126	937	–	–	3,013	C	4,076

Total revenue	5,064	223,479	24,422	29,730	2,206		284,901
Cost of revenue:
Cost of revenue — fuel	(912)	(52,713)	(10,828)	(16,230)	1,683	D	(79,000)
Cost of revenue — service (a)	(1,633)	(64,666)	(1,136)	(4,852)	(3,738	) E	(76,025)

Gross profit	2,519	106,100	12,458	8,648	151		129,876
Selling, general & administrative expense	(7,953)	(60,914)	(7,375)	(3,413)	3,149	F	(76,506)
Management fees (b)	(12,360)	–	–	–	–		(12,360)
Depreciation	(175)	(3,636)	(1,048)	(961)	315	G	(5,505)
Amortization	(281)	(12,326)	–	(56)	(7,162	) H	(19,825)

Operating (loss) income	(18,250)	29,224	4,035	4,218	(3,547)		15,680
Interest income	69	112	–	5	1,729	I	1,915
Dividend income	1,704	–	–	–	4,366	J	6,070
Interest expense	(756)	(36,094)	(2,511)	(584)	11,275	K	(28,670)
Equity in loss of unconsolidated subsidiary	(389)	–	–	–	2,131	L	1,742
Other (expense) income	50	(14,145)	(676)	–	14,859	M	88

(Loss) income from continuing operations before income tax	(17,572)	(20,903)	848	3,639	30,813		(3,175)
Income tax (expense) benefit	–	(806)	–	–	421	N	(385)
Minority interests	(16)	527	–	–	(130	) O	381

(Loss) income from continuing operations	$(17,588)	$(21,182)	$848	$3,639	$31,104		$(3,179)

Basic and diluted loss per share	$(0.66)						$(0.12)

Weighted number of shares of trust stock outstanding — basic and diluted	26,610,100						26,610,100

(a) — Includes depreciation expense of	$(195)	$(6,344)	$–	$–	$–		$(6,539)

	(Note 1)	(Note 2)	(Note 3)	(Note 4)	(Note 5)
	MIC	Operating Companies	GAH	LVE
	April 13	January 1	January 1	January 1
	through	through	through	through		Pro forma
	December 31,	Acquisition	December 31,	December 31,	Pro forma	Combined
	2004	Date (2004)	2004	2004	Adjustments	Company
(b) — Includes performance fee which was paid in Company’s stock in 2005	$(12,088)	$–	$–	$–	$–	$(12,088)

EBITDA						$55,829

Reconciliation of loss from continuing operations to EBITDA:
Loss from continuing operations						$(3,179)
Interest expense, net of interest income						26,755
Income tax expense						385
Depreciation						12,044
Amortization						19,824

EBITDA						$55,829

MACQUARIE INFRASTRUCTURE COMPANY TRUST
NOTES TO THE CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
For the year ended December 31, 2004
NOTE 1 – MACQUARIE INFRASTRUCTURE COMPANY TRUST
Macquarie Infrastructure Company Trust, a Delaware statutory trust which is referred to as the trust, owns its businesses and investments through Macquarie Infrastructure Company LLC, a Delaware limited liability company which is referred to as the company. Except as otherwise specified, “Macquarie Infrastructure Company”, or “MIC”, refers to both the trust and the company and its subsidiaries together. The company owns the businesses located in the United States through a Delaware corporation, Macquarie Infrastructure Company Inc., or MIC Inc., and those located outside of the United States through Delaware limited liability companies. Macquarie Infrastructure Management (USA) Inc., which we refer to as our Manager, is part of the Macquarie Group of companies, which we refer to as the Macquarie Group, which comprises Macquarie Bank Limited and its subsidiaries and affiliates worldwide.
The trust and the company were each formed on April 13, 2004. On December 21, 2004, MIC completed a initial public offering and concurrent private placement of shares of trust stock representing beneficial interests in the trust. On December 22 and December 23, 2004 the company acquired the following businesses and investments:
Businesses:

NACH:	North America Capital Holding Company — On December 22, 2004, MIC acquired 100% of the shares of NACH, which owns Atlantic, an airport service business that was at that time an operator of 10 fixed-based operations or FBOs.

MANA:	Macquarie Airports North America, Inc. — On December 22, 2004, MIC acquired 100% of the shares and subordinated debt of MANA, which owns AvPorts, an airport service business which operates 5 FBOs and 1 heliport which provides fuel, de-icing, aircraft parking and hangar services, airport management, and other aviation services.

MDEH:	Macquarie District Energy Holdings, LLC — On December 22, 2004, MIC acquired 100% of the membership interests of MDEH, which owns the Thermal Chicago business, a business that provides district cooling to customers in Chicago, Illinois, and a 75% interest in, and all of the senior debt of, Northwind Aladdin, a business that provides district heating and cooling to the Aladdin Resort & Casino located in Las Vegas, Nevada.

MAPC:	Macquarie Americas Parking Corporation — On December 23, 2004, MIC acquired 100% of the shares of MAPC and the certain minority interests in subsidiaries of MAPC for a total interest of 87.1% of Macquarie Parking business, which provides off-airport parking services as well as ground transportation to and from the parking facilities and the airport terminals at 24 off-airport parking facilities located at 15 major airports throughout the United States.
Investments:

MYL:	Macquarie Yorkshire Limited — On December 22, 2004, MIC acquired 100% of the shares of MYL, an entity that owns a 50% interest in a shadow toll road entity located in the United Kingdom (Connect M1-A1 Limited), pursuant to a concession agreement with the U.K. government. We account for the toll road entity under the equity method of accounting

SEW:	South East Water — On December 22, 2004, MIC acquired 17.5% of the ordinary shares and preferred equity certificates or PECs of Macquarie Luxembourg Water SarL, a holding company of a utility company that provides water to households and industrial customers in south-eastern England.

MCG:	Macquarie Communications Infrastructure Group — On December 22, 2004, MIC acquired in an at-the-market transaction $70 million of stapled securities issued by MCG, a publicly traded investment vehicle managed by a member of the Macquarie Group that operates an Australian broadcast transmission provider and a provider of broadcast transmission and site leasing infrastructure operated in the U.K. and Republic of Ireland.
The statement of operations information included for MIC includes statement of operations information for MIC for the period April 13, 2004 (inception) to December 31, 2004, including the statement of operations information for each of the above businesses and investment from the dates of their respective acquisitions. The as reported financial information for MIC is derived from its audited financial statements at and for the year ended December 31, 2004, which are included in its Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC.

NOTE 2 – HISTORICAL RESULTS – PRINCIPAL OPERATING COMPANIES AND INVESTMENTS
     The statement of operations information for MIC’s consolidated businesses for the period from January 1, 2004 through the dates of their respective acquisitions by MIC, are shown below.

	As Reported
	January 1 through Acquisition Date
	NACH	MANA	MDEH	MAPC
	January 1	January 1	January 1	January 1
	through	through	through	through
	December 22,	December 22,	December 22,	December 23,	Historical
	2004	2004	2004	2004	Combined

Statement of Operations Data:
Revenue:
Fuel revenue	$70,611	$28,070	$–	$–	$98,681
Service revenue	24,455	16,305	33,354	49,747	123,861
Lease income	–	–	937	–	937

Total revenue	95,066	44,375	34,291	49,747	223,479
Cost of revenue:
Cost of revenue — fuel	(37,667)	(15,046)	–	–	(52,713)
Cost of revenue — service (a)	(2,277)	(4,345)	(22,175)	(35,869)	(64,666)

Gross profit	55,122	24,984	12,116	13,878	106,100
Selling, general & administrative expense	(36,320)	(16,710)	(3,575)	(4,309)	(60,914)
Depreciation	(2,664)	(972)	–	–	(3,636)
Amortization	(3,178)	(5,625)	(728)	(2,795)	(12,326)

Operating income	12,960	1,677	7,813	6,774	29,224
Interest income	45	–	67	–	112
Interest expense	(7,562)	(2,995)	(17,318)	(8,219)	(36,094)
Other (expense) income	(11,824)	–	(2,305)	(16)	(14,145)

Loss from continuing operations before income tax and minority interests	(6,381)	(1,318)	(11,743)	(1,461)	(20,903)
Income tax benefit (expense)	311	(84)	(1,033)	–	(806)
Minority interests	–	–	(108)	635	527

Loss from continuing operations	$(6,070)	$(1,402)	$(12,884)	$(826)	$(21,182)

(a) — Includes depreciation expense of	$–	$–	$(4,181)	$(2,163)	$(6,344)

The as reported financial information of our consolidated businesses included in the unaudited pro forma condensed combined financial statements for the period January 1, 2004 through the acquisition date for NACH, and MANA were derived from their audited financial statements. The as reported financial information of MAPC and MDEH were derived from the unaudited financial statements of MAPC, and MDEH, respectively.
The financial information for our investments in MYL, SEW and MCG were derived from unaudited financial information and are included as pro forma adjustments.
NOTE 3 – GENERAL AVIATION HOLDINGS, LLC
On January 14, 2005, NACH, a wholly-owned subsidiary of Macquarie Infrastructure Company Inc., which in turn is a wholly-owned subsidiary of Macquarie Infrastructure Company LLC, completed the acquisition of 100% of the membership interests of General Aviation Holdings, LLC (“GAH”). NACH acquired GAH pursuant to the Membership Interest Purchase Agreement, entered into as of August 18, 2004 by and among Merced Partners Limited Partnership, Michael Phegley and Craig Foster, (collectively, the “sellers”) and NACH. The statement of operations information for GAH included in the pro forma condensed combined statement of operations for the year ended December 31, 2004 were derived from audited financial statements of GAH.
GAH owns 100% of the equity of each of (i) Palm Springs FBO Two LLC, a Delaware limited liability company doing business as Million Air Palm Springs, and (ii) Newport FBO Two LLC, a Delaware limited liability company doing business as Newport Jet Center.
NOTE 4 – EAGLE AVIATION RESOURCES, LTD.

On August 12, 2005, Macquarie Infrastructure Company LLC (“MIC”, “Macquarie” or the “Company”) completed its acquisition, through a wholly-owned subsidiary, of 100% of the membership interests in Eagle Aviation Resources, Ltd., a Nevada limited liability company doing business as Las Vegas Executive Air Terminal (“LVE”) from Mr. Gene H. Yamagata. LVE is an established FBO operating out of McCarran International Airport in Las Vegas, Nevada under the terms of a 30 year lease granted in 1996. LVE is one of two FBOs at McCarran Airport. The statement of operations information for LVE included in the pro forma condensed combined statement of operations for the year ended December 31, 2004 were derived from audited financial statements of LVE.
NOTE 5 – PRO FORMA ADJUSTMENTS
The pro forma adjustments on the attached pro forma condensed combined statements of operations for the year ended December 31, 2004 are outlined below:

			Year
			Ended
			December 31,
			2004
A	Fuel revenue adjustment
	GAH	Elimination of results of operations relating to the aviation business of GAH not
		purchased by MIC.	$(3,026)

B	Service revenue adjustment
	MDEH	Service revenue of ETT Nevada, Inc. for the period January 1 to September 29, 2004.
		These results were not included in the financial results of MDEH. ETT Nevada, Inc. was
		acquired by MDEH on September 29, 2004.	2,636
	GAH	Elimination of results of operations relating to the aviation business of GAH not
		purchased by MIC.	(417)

			2,219

C	Lease income adjustment
	MDEH	Lease income of ETT Nevada, Inc. for the period January 1 to September 29, 2004.	3,013

D	Cost of revenue — fuel adjustment
	GAH	Elimination of results of operations relating to the aviation business of GAH not
		purchased by MIC.	1,683

E	Cost of revenue — service adjustment
	MDEH	Results of operations of ETT Nevada, Inc for the period January 1 to September 29, 2004.	(2,600)
	MDEH	Additional depreciation expense resulting from the increase in value assigned to
		property, plant and equipment.	(1,311)
	GAH	Elimination of results of operations relating to the aviation business of GAH not
		purchased by MIC.	173

		Total cost of revenue - service adjustment	(3,738)

F	Selling, general and administrative expense (SGA) adjustment
	NACH	Reduction of SGA for non-recurring transaction fees incurred by previous owners	1,189
	MDEH	Reduction of SGA for non-recurring transaction fees incurred by previous owners.	813
	MDEH	Results of operations of ETT Nevada, Inc for the period January 1 to September 29, 2004.	(49)
	GAH	Elimination of results of operations relating to the aviation business of GAH not
		purchased by MIC.	1,196

		Total selling, general and administrative expense (SGA) adjustment	3,149

G	Depreciation adjustment
	NACH	Incremental depreciation expense resulting from the increase in fair value of property,
		plant and equipment as a result of the acquisition by MIC	(200)
	LVE	Adjustment to depreciation expense resulting from fair value adjustment to property,
		plant and equipment as a result of the acquisition by NACH.	398
	GAH	Elimination of results of operations relating to the aviation business of GAH not
		purchased by MIC.	117

		Total depreciation adjustment	315

			Year
			Ended
			December 31,
			2004
H	Amortization adjustment
	NACH	Adjustment to amortization expense resulting from the increase in fair value of
		intangible assets.	(2,207)
	MANA	Adjustment to amortization charges relating to deferred finance costs not assumed by us.	660
	MANA	Adjustment to amortization expense resulting from the increase in fair value of
		intangible assets as a result of the acquisition by MIC.	(250)
	MDEH	Adjustment to amortization expense resulting from the increase in fair value of
		intangible assets.	(660)
	MAPC	Adjustment to amortization expense resulting from the increase in fair value of
		intangible assets.	(1,200)
	GAH	Adjustment to amortization expense resulting from the increase in fair value of
		intangible assets.	(1,299)
	LVE	Adjustment to amortization expense resulting from the increase in fair value of
		intangible assets.	(2,206)

		Total amortization adjustment	(7,162)

I	Interest income adjustment
	MYL	Interest income on loans due from Connect M1-A1 Limited, net of premium amortization.	1,729

J	Dividend income adjustment
	SEW	Dividend income from SEW for the period January 1, 2004 to December 22, 2004.	3,032
	MCG	Dividend income from MCG for the period January 1, 2004 to December 22, 2004.	1,334

		Total dividend income adjustment	4,366

K	Interest expense adjustment
	NACH	Net increase in interest expense reflecting the current debt facility.	(492)
	MANA	Interest on subordinated debt for the period January 1, 2004 to December 22, 2004. The
		debt was acquired by MIC and eliminated in consolidation.	1,117
	MDEH	Net decrease in interest expense reflecting the current debt facility. The net
		adjustment is significantly high primarily due to non-recurring $10.3 million make-whole
		payment associated with redemption of bonds.	9,417
	MAPC	Elimination of deferred financing costs for debt not assumed by MIC upon purchase of
		company.	1,222
	LVE	Interest on debt not assumed by MIC.	584
	GAH	Net decrease in interest expense reflecting the current debt facility.	649
	GAH	Amortization of deferred finance charges in connection with new debt.	(239)
	MYL	Interest expense on loan due to Connect M1-A1 Limited.	(983)

		Total interest expense adjustment	11,275

L	Equity adjustment in unconsolidated subsidiary
	MYL	Equity in earnings of unconsolidated subsidiary of $6,634, offset in part by incremental
		amortization of concession contract of $4,503, for the period January 1 to December 22,
		2004.	2,131

M	Other income (expense) adjustment
	NACH	Elimination of non-recurring bridge loan and finance fees incurred by prior owner of NACH	6,650
	NACH	Elimination of non-recurring expense for a warrant issued to debt holder and exercised
		upon acquisition of Atlantic by NACH.	5,254
	MDEH	Elimination of non-recurring finance and transaction fees incurred by prior owner of
		MDEH.	2,775
	MDEH	Elimination of non-recurring bridge loan establishment fee incurred by prior owner of
		MDEH.	816
	MDEH	Reduction of other income relating to debt not assumed by MIC.	(1,312)
	GAH	Elimination of non-recurring acquisition costs incurred by prior owner of GAH.	676

		Total other income (expense) adjustment	14,859

N	Income tax (expense) benefit adjustment
	MDEH	Income tax expense of ETT Nevada, Inc for the period January 1 to September 29, 2004.	(301)
	MIC	Adjustment to record estimated tax benefit associated with pro forma adjustments.	722

		Total income tax (expense) adjustment	421

O	Minority interests adjustment
	MDEH	Minority interest in ETT Nevada, Inc for the period January 1 to September 29, 2004 not
		included in the financial results of MDEH.	(298)

		Year
		Ended
		December 31,
		2004
MAPC	Increase in share net loss resulting from acquisition of minority interests.	168

	Total minority interests adjustment	(130)

	TOTAL OF ALL ADJUSTMENTS	$31,104

NOTE 6 — OTHER ESTIMATES AND EXPENSES
In addition to the pro forma adjustments above, we would have incurred incremental administrative expenses, professional fees and management fees as a public company. Such fees and expenses include accounting, legal and other consultant fees, SEC and listing fees, directors’ fees and directors’ and officers’ insurance. We currently estimate that these fees and expenses would have totaled approximately $6 million per year. This estimate is based upon MIC’s historical amounts of such fees and expenses, however the actual amount of any such future expenses and fees could vary significantly. Also, included in the pro forma combined statement of operations for the year ended December 31, 2004 are costs associated with the initial public offering of MIC of approximately $6.0 million. These costs are included in operating results of MIC and are non-recurring.
In addition to the pro forma adjustments above, we expect to pay our manager base and performance fees pursuant our management services agreement. We estimate the base fees to total approximately $8.0 million per year based on a net investment value of $660 million per the management services agreement. This estimate is based upon MIC’s historical amounts of such fees, however the actual amount of the base fees could vary significantly. We have not estimated any performance fees because there is no basis on which to estimate them at this time. We have included $0.2 million of base management fees and $12.1 million of performance fees in the pro forma condensed combined statement of operations for the year ended December 31, 2004. These amounts represent base management fees and performance fees, respectively, incurred for the period from December 16, 2004 (effective publicly traded date) to December 31, 2004. The manager elected to receive the performance fee in stock, which was distributed in April 2005.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2005
The following unaudited pro forma condensed combined balance sheets as of June 30, 2005 give effect to our acquisition of LVE as if the transaction had been completed as of June 30, 2005. The following unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2005 gives effect to the acquisition of LVE as if this transaction had occurred on January 1, 2005.
MACQUARIE INFRASTRUCTURE COMPANY TRUST
CONDENSED COMBINED PRO FORMA BALANCE SHEET
As of June 30, 2005

			Pro forma		Pro forma
	MIC	LVE	Adjustments		Combined
Assets:
Current Assets	$151,683	$1,913	$(59,840	) A	$93,756
Property and equipment, net	294,639	17,358	(2,785	) B	309,212
Restricted cash	17,276	–	–		17,276
Equipment lease receivables	44,606	–	–		44,606
Investment in unconsolidated business	72,125	–	–		72,125
Investment, at cost	36,819	–	–		36,819
Securities, available for sale	79,273	–	–		79,273
Related party subordinated loan	20,966	–	–		20,966
Goodwill	232,767	–	–		232,767
Intangible assets, net	268,960	916	44,252	C	314,128
Other	12,717	35	–		12,752

Total assets	$1,231,831	$20,222	$(18,373)		$1,233,680

Liabilities and Shareholders’ Equity (Deficit):
Current liabilities	$26,239	$4,216	$(2,367	) D	$28,087
Capital leases and notes payable, net of current portion	2,328	4,757	(4,757	) D	2,328
Long term debt, net of current portion	447,023	–	–		447,023
Related party long-term debt	18,528	–	–		18,528
Deferred income taxes	122,941	–	–		122,941
Other liabilities	5,085	–	–		5,085

Total liabilities	622,144	8,973	(7,124)		623,993
Minority interest	8,886	–	–		8,886
Shareholders’ equity	600,801	11,249	(11,249	) E	600,801

Total liabilities and shareholders’ equity	$1,231,831	$20,222	$(18,373)		$1,233,680

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

MACQUARIE INFRASTRUCTURE COMPANY TRUST
CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2005

			Pro Forma		Pro Forma
	MIC	LVE	Adjustments		Combined
Statement of Operations Data:
Revenue:
Fuel revenue	$64,630	$17,392	$–		$82,022
Service revenue	70,951	2,454	–		73,405
Lease income	2,673	–	–		2,673

Total revenue	138,254	19,846	–		158,100
Cost of revenue:
Cost of revenue — fuel	(36,803)	(10,990)	–		(47,793)
Cost of revenue — service (a)	(36,976)	(2,419)	–		(39,395)

Gross profit	64,475	6,437	–		70,912
Selling, general and administrative expense	(37,876)	(1,878)	–		(39,754)
Management fees	(4,152)	–	–		(4,152)
Depreciation	(2,747)	(496)	199	(1)	(3,044)
Amortization	(6,320)	(28)	(1,101	) (2)	(7,449)

Operating income (loss)	13,380	4,035	(902)		16,513
Interest income	2,330	10	–		2,340
Dividend income	6,184	–	–		6,184
Interest expense	(15,269)	(270)	270	(3)	(15,269)
Equity in loss of unconsolidated subsidiary	514	–	–		514
Other (expense) income	(654)	8	–		(646)

Income (loss) from continuing operations before income tax	6,485	3,783	(632)		9,636
Income tax expense	(579)	–	–		(579)
Minority interests	(353)	–	–		(353)

Income (loss) from continuing operations	$5,553	$3,783	$(632)		$8,704

Basic and diluted loss per share	$0.21				$0.32

Weighted number of shares of trust stock outstanding — basic & diluted	26,786,300				26,786,300

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.
(a) Includes depreciation expense of $3.8 million.

EBITDA	$36,590

Reconciliation of income from continuing operations to EBITDA:
Income from continuing operations	$8,704
Interest expense, net of interest income	12,929
Income tax expense	579
Depreciation	6,929
Amortization	7,449

EBITDA	$36,590

MACQUARIE INFRASTRUCTURE COMPANY TRUST
NOTES TO CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS
(Unaudited)
NOTE 1 – PRO FORMA ADJUSTMENTS – BALANCE SHEET
The pro forma adjustments on the attached pro forma condensed combined balance sheet as of June 30, 2005 are outlined below:

		As of
		June 30,
		2005
A	Current Assets
	Reflects the acquisition of LVE by the Company for a cash purchase price of $58.2 million plus acquisition costs of $1.6 million for a total aggregate purchase price of $59.8 million. The purchase price was allocated to the fair value of the assets acquired and the liabilities assumed. The fair value of the assets acquired exceeded the purchase price by $11,418; accordingly, in accordance with FASB 141, property, plant and equipment and intangible asset - contract rights were reduced on a pro rata basis.	$(59,840)

B	Property and Equipment, net
	Reflects the pro rata purchase accounting adjustment due to fair value of net assets acquired in excess of purchase price.	(2,785)

C	Intangible Assets
	Reflects the purchase accounting adjustment of $52,885 to reflect contract rights at its estimated fair value. This adjustment was reduced by $8,633 to reflect the purchase accounting adjustment due to fair value of net assets acquired in excess of purchase price.	44,252

D	Capital Leases and Notes Payable
	Reflects the elimination of liabilities not assumed by us, including current notes payable of $2,367 and long term notes of $4,757.	7,124

E	Shareholders’ Equity
	Reflects the elimination of historical members’ equity.	11,249

NOTE 2 – PRO FORMA ADJUSTMENTS – CONDENSED COMBINED STATEMENT OF OPERATIONS
The pro forma adjustments to the attached pro forma condensed combined statements of operations for the six months ended June 30, 2005 are outlined below:

		Six Months
		Ended
		June 30,
		2005
1	Depreciation
	Reduction in depreciation expense as a result of purchase accounting
	adjustment to property, plant and equipment.	$(199)

2	Amortization
	Additional amortization expense for the six months ended June 30, 2005. This
	reflects the valuation of the intangible assets at $45.2 million and is based
	on a 20 year amortization.	1,101

3	Interest Expense
	Reduction in interest expense as a result of debt not assumed by us.	(270)

	TOTAL OF ALL ADJUSTMENTS	$632